EXHIBIT 10.26

                                      FORM
                                       OF
                                PLEDGE AGREEMENT


     PLEDGE AGREEMENT, dated as of January 14, 2002, made by Fountainhead Media Services, Inc., a California corporation (the "Pledgor"), in favor of Hollywood Media Corp., a Florida corporation (the "Company").

                              W I T N E S S E T H:

     WHEREAS, Pledgor is obligated to Company in the amount of $2,000,000 (the "Loan") pursuant to the Stock Purchase Agreement, dated as of January 14, 2002 (the "Stock Purchase Agreement"), executed in connection with the Transfer and Shareholders Agreement dated as of January 14, 2002 (the "Transfer Agreement") by and between the Company and Pledgor;

     WHEREAS, the Loan is evidenced by a promissory note of even date herewith in favor of the Company (the "Note");

     WHEREAS, Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined); and

     WHEREAS, it is a condition precedent to the obligation of the Company to consummate the transactions contemplated by the Transfer Agreement that Pledgor shall have executed and delivered this Pledge Agreement to the Company.

     NOW, THEREFORE, in consideration of the premises and to induce the Company to make the Loan, Pledgor hereby agrees with the Company, as follows:

     1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Note and used herein shall have the meanings assigned to them in the Note.

     (b) The following terms shall have the following meanings:

     "Agreement": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

     "Business Day": any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

     "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

     "Collateral": the Pledged Stock and all Proceeds.

     "Default": any event that is or with the passage of time or the giving of notice or both would be an Event of Default under the Note.

     "Obligations": the collective reference to the unpaid principal of and interest on the Note and all other obligations and liabilities of Pledgor to the Company (including, without limitation, interest accruing at the then applicable rate provided in the Note after the maturity of the Loan and interest accruing at the then applicable rate provided in the Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Pledgor, whether or not a claim for post-filing or postpetition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Note and this Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, costs, expenses or otherwise.

     "Person": any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Pledged Stock": the shares of capital stock listed on Schedule 1 hereto, together with all stock certificates that may be issued or granted by the Company to Pledgor as a dividend, distribution, option or right paid or issued on the Pledged Stock, without payment of any consideration by Pledgor, while this Agreement is in effect.

     "Proceeds": all "proceeds" as such term is defined in Section 9-306(l) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

     (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Pledge; Grant of Security Interest. Pledgor hereby delivers to the Company all the Pledged Stock and hereby grants to the Company a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     3. Stock Powers. Concurrently with the delivery to the Company of each certificate representing one or more shares of Pledged Stock to the Company, Pledgor shall deliver an undated stock power, in the form of Exhibit A hereto, covering such certificate, duly executed in blank by Pledgor with, if the Company so requests, signature guaranteed.

     4. Covenants. Pledgor covenants and agrees with the Company that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

     (a) If Pledgor shall, solely as a result of its ownership of the Pledged Stock and without payment of any consideration other than delivery or exchange of certificates representing the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, Pledgor shall accept the same as the agent of the Company, hold the same in trust for the Company, and deliver the same forthwith to the Company in the exact form received, duly endorsed by Pledgor to the Company, if required, together with an undated stock power, in the form of Exhibit A hereto, covering such certificate duly executed in blank by Pledgor and with, if the Company so requests, signature guaranteed, to be held by the Company, subject to the terms hereof, as additional collateral security for the Obligations. Any such stock certificate shall constitute Pledged Stock under this Agreement.

     (b) Pledgor is subject to the restrictions on the transfer of the Pledged Stock set forth in Section 5.8 of the Transfer Agreement. In addition, without the prior written consent of the Company, Pledgor will not (1) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, (2) create, incur or permit to exist any lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or
(3) enter into any agreement or undertaking restricting the right or ability of Pledgor or the Company to sell, assign or transfer any of the Collateral.

     (c) Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Company, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Company may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Company, duly endorsed in a manner satisfactory to the Company, to be held as Collateral pursuant to this Agreement.

     (d) Pledgor shall pay, and save the Company harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     5. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Company shall have given notice to Pledgor of the Company's intent to exercise its corresponding rights pursuant to Section 7 below, Pledgor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock.

     6. Rights of the Company. If an Event of Default shall occur and be continuing and the Company shall give notice to Pledgor of the Company's intent to exercise its corresponding rights pursuant to Section 7 below, the Company shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Company may determine.

     7. Remedies. If an Event of Default shall have occurred and be continuing and Pledgor does not cure the Event of Default within 5 business days after notice thereof, the Company may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Company, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Company or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Company shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby waived or released. The Company shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Company hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Company, to the payment in whole or in part of the Obligations, in such order as the Company may elect, and only after such application and after the payment by the Company of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Code, need the Company account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against the Company arising out of the exercise by the Company of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     8. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, Pledgor authorizes the Company to file financing statements with respect to the Collateral without the signature of Pledgor in such form and in such filing offices as the Company reasonably determines appropriate to perfect the security interests of the Company under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     9. Notices. All notices, requests and demands to or upon the Company or Pledgor to be effective shall be in writing (or by telex, facsimile or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, facsimile or similar electronic transfer, when sent and receipt has been confirmed, addressed to the Company or Pledgor at its address or transmission number for notices provided on the signature page hereto. The Company and Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section 9.

     10. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Pledgor and the Company, provided that any provision of this Agreement may be waived by the Company in a letter or agreement executed by the Company or by telex or facsimile transmission from the Company.

     (b) The Company shall not by any act (except by a written instrument pursuant to paragraph 11(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Company, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     12. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     13. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of Pledgor and shall inure to the benefit of the Company and their successors and assigns.

     14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


                                            FOUNTAINHEAD MEDIA SERVICES, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                            Address for Notices:

                                               ---------------------------------

                                               ---------------------------------

                                             Fax:  (____) ____-______


Accepted this 14th day of January, 2002

HOLLYWOOD MEDIA CORP..


By:
   ----------------------------------------------
      Mitchell Rubenstein
      Chairman of the Board and Chief Executive Officer

Address for Notices:

Hollywood Media Corp.
2255 Glades Road, Suite 237W
Boca Raton, Florida  33431-7383
Fax:  (561) 998-2974

                                                                     SCHEDULE 1
                                                            TO PLEDGE AGREEMENT
                                                   DESCRIPTION OF PLEDGED STOCK


     1. Stock Certificate Nos. 02 and 03 representing 600 shares of Common Stock, par value $.01 per share, of Baseline Acquisitions Corp., a Delaware corporation.

                                                                      EXHIBIT A



                                   STOCK POWER


     For value received, Fountainhead Media Services, Inc. hereby sells, assigns and transfers unto __________________________, ________ shares of Common Stock of Baseline Acquisitions Corp. standing in the name on the books of said Baseline Acquisitions Corp. represented by Certificate No. 02 and Certificate No. 03 herewith and does hereby irrevocably constitute and appoint ________________ as attorney to transfer said shares on the books of Baseline Acquisitions Corp. with full power of substitution in the premises.


Dated:_____________________                 FOUNTAINHEAD MEDIA SERVICES, INC.

                                            By: _____________________________

                                            Name: ___________________________

                                            Title: ____________________________